UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2008

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On September 25, 2008, the registrant plans to make a presentation to investors at the Barrington Research Consumer, Media & Business Services Conference in Chicago, Illinois.  The presentation will include updated financial information regarding the registrant’s projected revenue and transaction volume for the fourth quarter of the current fiscal year and projected transaction volume for fiscal year 2009, as well as other information. The presentation materials are furnished herewith as Exhibit 99.1.  The financial update may be found in slides 18-23 of the presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Presentation by Tier Technologies, Inc. at Barrington Research Consumer, Media & Business Services Conference
            in Chicago, Illinois on September 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: September 24, 2008

Exhibit Index
Exhibit
No                 Description

99.1	Presentation by Tier Technologies, Inc. at Barrington Research Consumer, Media & Business Services Conference in Chicago, Illinois on September 25, 2008.